                                                                   Exhibit 10.35
                                    JOINDER


     Radnor Delaware II, Inc., a Delaware corporation (the "New Credit Party"), hereby joins in the Fourth Amended and Restated Revolving Credit and Security Agreement dated as of December 26, 2001 ("Credit Agreement") between WinCup Holdings, Inc., Radnor Chemical Corporation, Radnor Holdings Corporation, StyroChem U.S., Ltd., StyroChem Delaware, Inc., WinCup Texas, Ltd., StyroChem GP, L.L.C., StyroChem LP, L.L.C., WinCup GP, L.L.C. and WinCup LP, L.L.C. (each, a "Borrower" and jointly and severally, the "Borrowers"), the financial institutions which are or became parties thereto (collectively, the "Lenders") and PNC Bank, National Association, as agent of the Lenders (in such capacity, the "Agent") as a "Borrower" thereunder and agrees to assume in full and become jointly and severally liable for all of the Obligations (as defined in the Credit Agreement) of the Borrowers thereunder and under any other agreement between Borrowers, Agent and Lenders. Without limiting the generality of the foregoing, in order to secure the prompt payment and performance to Agent and Lenders of the Obligations, the New Credit Party hereby assigns, pledges and grants to Agent a continuing security interest in and to all of its Collateral (as defined in the Credit Agreement), whether now owned or existing or hereafter acquired or arising and wheresoever located. The undersigned further agrees to deliver to Agent each of the documents described on Exhibit A attached hereto.

     IN WITNESS WHEREOF, and intending to be legally bound hereby, the New Credit Party has duly executed this Joinder as of the 24/th/ day of January,
                                                      ------        --------
2002.



                                   RADNOR DELAWARE II, INC.



                                   By: /s/ Michael T. Kennedy
                                       ------------------------
                                   Name: Michael T. Kennedy
                                   Title:  Chairman

                          ACKNOWLEDGEMENT OF JOINDER

     The undersigned parties to the Credit Agreement hereby acknowledge and agree to the joinder of Radnor Delaware II, Inc., as a Borrower under the Credit Agreement.

IN WITNESS WHEREOF, and intending to be legally bound hereby, each of the undersigned has duly executed this acknowledgement as of the 24/th/ day of
                                                             ------
January, 2002.
-------


                              WINCUP HOLDINGS, INC.


                              By: /s/ Michael T. Kennedy
                                  -------------------------------
                                  Michael T. Kennedy, President


                              RADNOR CHEMICAL CORPORATION


                              By: /s/ Michael T. Kennedy
                                  -------------------------------
                                  Michael T. Kennedy, Chairman


                              STYROCHEM U.S., LTD.,
                              By: StyroChem GP, L.L.C.,
                                    its general partner,
                              By: Radnor Chemical Corporation,
                                    its sole member


                              By: /s/ Michael T. Kennedy
                                  -------------------------------
                                  Michael T. Kennedy, Chairman


                              RADNOR HOLDINGS CORPORATION


                              By: /s/ Michael T. Kennedy
                                  -------------------------------
                                  Michael T. Kennedy, President


                              STYROCHEM DELAWARE, INC.


                              By: /s/ Michael T. Kennedy
                                  -------------------------------
                                  Michael T. Kennedy, Chairman

                              WINCUP TEXAS, LTD.
                              By: WinCup GP, L.L.C.,
                                    its general partner,
                              By: WinCup Holdings, Inc.,
                                    its sole member


                              By: /s/ Michael T. Kennedy
                                  -------------------------------
                                    Michael T. Kennedy, President


                              STYROCHEM GP, L.L.C.
                              By: Radnor Chemical Corporation,
                                    its sole member


                              By: /s/ Michael T. Kennedy
                                  -------------------------------
                                    Michael T. Kennedy, Chairman


                              STYROCHEM LP, L.L.C.
                              By: Radnor Chemical Corporation,
                                    its sole member


                              By: /s/ Michael T. Kennedy
                                  -------------------------------
                                    Michael T. Kennedy, Chairman


                              WINCUP GP, L.L.C.
                              By: WinCup Holdings, Inc.,
                                    its sole member


                              By: /s/ Michael T. Kennedy
                                  -------------------------------
                                    Michael T. Kennedy, President


                              WINCUP LP, L.L.C.
                              By: WinCup Holdings, Inc.,
                                    its sole member


                              By: /s/ Michael T. Kennedy
                                  -------------------------------
                                    Michael T. Kennedy, President

                                    PNC BANK NATIONAL ASSOCIATION, as Lender



                                    By: /s/Janeann Fehrle, VP
                                        ---------------------------
                                    Name: Janeann Fehrle
                                    Title: VP

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                                   Exhibit A


     (1) Schedules to the Credit Agreement updated to reflect the joinder of the New Credit Party, as an additional Borrower thereto.

     (2) A copy of the resolution in form and substance reasonably satisfactory to Agent, of the Board of Directors of the New Credit Party authorizing the execution, delivery and performance of the joinder, the Credit Agreement and the granting Liens upon its Collateral, certified by the Secretary or an Assistant Secretary of the New Credit Party, as of the date of this joinder.

     (3) A copy of the Certificate of Incorporation of the New Credit Party, and all amendments thereto, certified by the Secretary of State or other appropriate official of its jurisdiction of incorporation with copies of the By-Laws of the New Credit Party, certified as accurate and complete by the Secretary or an Assistant Secretary of the New Credit Party.

     (4) A good standing certificate for the New Credit Party, dated not more than thirty (30) days prior to the date of this joinder, issued by the Secretary of State or other appropriate official of the New Credit Party's jurisdiction of incorporation and each jurisdiction where the conduct of the New Credit Party's business activities or the ownership of its properties necessitates qualification.

     (5) Executed legal opinion of Duane, Morris & Heckscher LLP, counsel to the New Credit Party, in form and substance satisfactory to Agent regarding the due authorization, enforceability and validity of the joinder and the transactions contemplated herein.

     (6) Any documents, agreements or instruments necessary, as determined by Agent, to continue the effectiveness and maintain the priority of the security interests in all Collateral that was assigned or transferred from Radnor Delaware, Inc. to another entity.